UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2020

KALEYRA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38320	82-3027430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Via Marco D’Aviano, 2, Milano MI, Italy		20131
(Address of Principal Executive Offices)		(Zip Code)

+39 02 288 5841

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KLR	NYSE American LLC
Warrants, at an exercise price of $11.50 per share of Common Stock	KLR WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Second Amendment to Forward Share Purchase Agreement with Yakira

As previously disclosed on the Current Report on Form 8-K filed by Kaleyra, Inc., a Delaware corporation (the “Company”), filed with the Securities and Exchange Commission (the “SEC”) on November 20, 2019 (the “Agreement Current Report”), the Company entered into a Forward Share Purchase Agreement, dated as of November 19, 2019 (the “Forward Share Purchase Agreement”), with Yakira Capital Management, Inc. (“Yakira”). Pursuant to the terms of the Forward Share Purchase Agreement, Yakira may sell its shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), in the open market, at its sole discretion, as long as the sales price is above $10.50 per share.

As previously disclosed on the Current Report on Form 8-K filed with the SEC on February 12, 2020, the Company entered into the Amendment to the Forward Share Purchase Agreement with Yakira on February 7, 2020 (the “First Amendment”). The First Amendment provided that the Company will purchase from Yakira its 43,930 shares of Common Stock into which the rights (the “Rights Shares”) that Yakira held converted into upon the closing of the Company’s previously announced business combination with Kaleyra, S.p.A, which occurred on November 25, 2019 (the “Business Combination Closing Date”), at a purchase price of $10.93 per Rights Share as soon as practicable on or after the six month anniversary of the Business Combination Closing Date.

On May 9, 2020, the Company entered into the Second Amendment to the Forward Share Purchase Agreement (the “Second Amendment”). The Second Amendment provides that the Company will purchase from Yakira its 43,930 Rights Shares as soon as practicable on or after December 31, 2020.

The foregoing description is only a summary of the Second Amendment, and is qualified in its entirety by reference to the full text of the Second Amendment, which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference. The Second Amendment is included as an exhibit to this Current Report in order to provide investors and security holders with material information regarding its terms. The Second Amendment is not intended to provide any other factual information about or the Company or Yakira.

Put of Shares by Yakira Pursuant to the Agreement

On May 11, 2020, and pursuant to discussions with the Company to remove the obligation of the Company to repurchase these shares in the Company’s effort to clean up the Company’s capitalization table, Yakira issued notice under the Agreement for the Company to repurchase 1,084,150 shares of Common Stock (the “Yakira Shares” as such term is defined in the Agreement Current Report) at $10.6819 per share, for an aggregate purchase price of $11,580,782, with such payment to be made with restricted cash previously placed in an escrow account with an Escrow Agent pursuant to the terms of the Agreement, as previously disclosed. The Yakira Shares are unrelated to the Rights Shares discussed above. The repurchase is scheduled to occur on May 15, 2020. The Agreement is incorporated herein by reference as Exhibit 10.3 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1	Amendment No. 2 to Forward Share Purchase Agreement, dated May 9, 2020, by and between Kaleyra, Inc. and Yakira Capital Management, Inc.

10.2	Amendment to Forward Share Purchase Agreement, dated February 7, 2020, by and between GigCapital, Inc. and Yakira Capital Management, Inc. (Incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K as filed with the SEC on February 12, 2020.)

10.3	Forward Share Purchase Agreement, dated November 19, 2019, by and between GigCapital, Inc. and Yakira Capital Management, Inc. (Incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K as filed with the SEC on November 20, 2019).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2020

By:	/s/ Dario Calogero
Name:	Dario Calogero
Title:	Chief Executive Officer and President